--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3

                               November 15, 2000
--------------------------------------------------------------------------------
                                   EXHIBIT C
                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3

                                      For the Distribution Date                                  11/15/00

                                      For the Monthly Period                                           53

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1,
1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the
Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the
Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class
A Certificates and Series 1996-3 Class B Certificates during the previous month.
The information which is required to be prepared with respect to the                             11/15/00
Distribution Date and with respect to  the performance of the Trust                         October, 2000
during the month (the Monthly Period) is set forth below.                                              53
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain
other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND
   CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
   CERTIFICATE PRINCIPAL AMOUNT)

   A) The total amount of the distribution to Series 1996-3 Certificateholders on                11/15/00
      per $1,000 original certificate principal amount

     (1) Class A Certificateholders                                                              5.866667

     (2) Class B Certificateholders                                                              6.008333

   B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

      (1) Class A Certificateholders                                                             0.000000

      (2) Class B Certificateholders                                                             0.000000

   C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

      (1) Class A Certificateholders                                                             5.866667

      (2) Class B Certificateholders                                                             6.008333

[CHASE LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3

                               November 15, 2000
--------------------------------------------------------------------------------

II. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A) Collections

      (1)   The aggregate amount of Collections processed with respect to
            the preceding Monthly Period and allocated to the Series 1996-3 Certificates              151,161,533.59
            was equal to

      (2)   The Payment Rate with respect to the preceding Monthly
            Period was equal to                                                                               13.67%

            The monthly payment rate for the 2nd preceding Monthly                                                52
            Period was equal to                                                                               12.24%

            The monthly payment rate for the 3rd preceding Monthly                                                51
            Period was equal to                                                                               14.01%

      (3)a. The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
            were allocated in respect of the Series 1996-3 Certificates                               137,168,241.93

      (3)b. The aggregate amount of Investor Defaults treated as
            Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(l)         3,697,283.90

      (4)   The aggregate amount of Collections of Finance Charge
            Receivables processed with respect to the preceding Monthly
            Period which were allocated in respect of the Series 1996-3 Certificates                   13,993,291.65

    B) Deficit Controlled Amortization Amount                                                                   0.00

    C) Principal Receivables in the Trust and Allocation Percentages

       (1) The aggregate amount of Principal Receivables in the Trust as of the end of
           the preceding Monthly Period (represented by the Seller Interest, the Investor
           Interest of Series 1996-3, and the Investor Interest of all other outstanding
           Series)                                                                                  2,756,947,574.63

       (2) The Investor Interest as of the last day of the preceding Monthly Period

           (a) Investor Interest                                                                    1,054,731,004.16

           (b) Class A Investor Interest                                                              957,220,000.00

           (c) Class B Investor Interest                                                               42,780,000.00

           (d) Collateral Interest                                                                     54,731,004.16

       (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
           above                                                                                            38.2572%

       (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in
           paragraph C(1) above                                                                             34.7203%

       (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in
           paragraph C(1) above                                                                              1.5517%

       (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
           above                                                                                             1.9852%

       (7) The Class A Floating Percentage                                                                  88.4193%

       (8) The Class B Floating Percentage                                                                   5.0807%

       (9) The Class B Principal Percentage                                                                  3.9999%

       (10) The Collateral Floating Percentage                                                               6.5000%

[CHASE LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3

                               November 15, 2000
--------------------------------------------------------------------------------

       (11) The Collateral Principal Percentage                                                              6.5001%

       (12) The Floating Allocation Percentage                                                              30.2970%

       (13) The Principal Allocation Percentage                                                             38.4830%

    D) Portfolio Yield and Base Rate

       (1) The annualized Portfolio Yield for the preceding Monthly Period
           was equal to                                                                                       17.37%

           The annualized portfolio yield for the 2nd preceding Monthly                                           52
           Period was equal to                                                                                16.46%

           The annualized portfolio yield for the 3rd preceding Monthly                                           51
           Period was equal to                                                                                20.07%

           The three month average Portfolio Yield was equal to                                               17.97%

       (2) Base Rate for the preceding Monthly Period was equal to                                             8.76%

           The Base Rate for the 2nd preceding Monthly                                                            52
           Period was equal to                                                                                 8.98%

           The Base Rate for the 3rd preceding Monthly                                                            51
           Period was equal to                                                                                 9.20%

    E) Delinquent Balances

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

       Up to 29 Days
       Aggregate Account Balance                                                                      140,841,917.95
       As a Percentage of Receiveables                                                                         4.87%

       (2) 30 - 59 Days
       Aggregate Account Balance                                                                       44,844,727.18
       As a Percentage of Receiveables                                                                         1.55%

       (3) 60 - 89 Days
       Aggregate Account Balance                                                                       31,464,159.47
       As a Percentage of Receiveables                                                                         1.09%

       (4) 90 or More Days
       Aggregate Account Balance                                                                       57,159,337.59
       As a Percentage of Receiveables                                                                         1.98%

       Total
       Aggregate Account Balance                                                                      274,310,142.19
       As a Percentage of Receiveables                                                                         9.48%

    F) Investor Default Amount

       (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding Monthly
           Period allocable to the Investor Interest less Recoveries allocable to the
           Investor Interest (the Series 1996-3 Aggregate Investor Default Amount)                      3,697,283.90

       (2) The portion of the series 1996-3 Aggregate Investor Default Amount allocable
           to the Class A Investor Interest (the Class A Investor Default Amount)                       3,269,113.77

[CHASE LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3

                               November 15, 2000
--------------------------------------------------------------------------------

       (3) The portion of the Series 1996-3 Aggregate Investor Default Amount
           allocable to the Class B Investor Interest (the Class B
           Investor Default Amount)                                                                       187,846.68

       (4) The portion of the Series 1996-3 Aggregate Investor Default Amount
           allocable to the Collateral Investor Interest (the Collateral
           Investor Default Amount)                                                                       240,323.45

       (5) The annualized investor default percentage (Series 1996-3 Aggregate Investor
           Default Amount/Investor Interest) x 12 for the preceding Monthly Period was
           equal to                                                                                            4.21%

           The annualized investor default % for (the 2nd preceding Monthly Period), the                          52
           Monthly Period, was equal to                                                                        4.04%

           The annualized investor default % for (the 3rd preceding Monthly Period), the                          51
           Monthly Period, was equal to                                                                        5.15%

    G) Investor Charge Offs

       (1) The aggregate amount of Class A Investor Charge-Offs for the preceding
           Monthly Period                                                                                       0.00

       (2) The aggregate amount of Class A Investor Charge Off per $1,000 original
           Certificate Principal Amount                                                                         0.00

       (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the
           Transfer Date immediately preceding the Distribution Date                                            0.00

       (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph
           G(2) above, per $1,000 original Class A Certificate principal amount                                 0.00

       (5) The aggregate amount of Class B Investor Charge-Offs for such
           Monthly Period                                                                                       0.00

       (6) The aggregate amount of Class B Investor Charge Off per $1,000 original
           Certificate Principal Amount                                                                         0.00

       (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
           Transfer Date immediately preceding such Distribution Date                                           0.00

       (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph
           G(6) above, per $1,000 original Class B Certificate principal amount                                 0.00

       (9) The aggregate amount of Investor Charge-Offs                                                         0.00

      (10) The aggregate Investor Charge Off per $1,000 Original Certificate
           Principal Amount                                                                                     0.00

      (11) The aggregate amount of reimbursed Investor Charge-Offs                                              0.00

      (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph
           G(9) above, per $1,000 original Investor principal amount                                            0.00

    H) Shared Excess Finance Charge Collection
       The aggregate amount of shared Excess Finance Charge Collections during the
       preceding Monthly Period which were allocated to the Series 1996-3 Certificates                          0.00

    I) Shared Principal Collections

       The aggregate amount of Shared Principal Collections during the preceding
       Monthly Period allocated to the Series 1996-3 Certificates                                               0.00

    J) Reallocated Principal Collections

       (1) Collections of Principal Receivables allocable to Class B Certificates paid

[CHASE LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3

                               November 15, 2000
--------------------------------------------------------------------------------

           with respect to Class A Certificates to make up deficiencies in Class A Required
           Amount for any Monthly Period                                                                        0.00

       (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B Required
           Amount                                                                                               0.00

    K) Monthly Investor Servicing Fee

       (1) The amount of the Monthly Investor Servicing Fee payable by the Trust to the
           Servicer for the preceding Monthly Period                                                    1,508,611.01

       (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the
           preceding Monthly Period                                                                     1,333,903.80

       (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the
           Servicer for the preceding Monthly Period                                                       76,647.50

       (4) The amount of the Collateral Monthly Servicing Fee payable by the Trust to
           the Servicer for the preceding Monthly Period                                                   98,059.72

    L) Collateral Interest

       (1) The Available Collateral Interest, as of the close of Transfer Date
           for the preceding Monthly Period was equal to                                               54,731,004.16

    M) Required Collateral Interest

       (1) The Required Collateral interest as of the Transfer Date for the
           preceding Monthly Period was equal to                                                       47,337,147.95

III. THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the
       Distribution date(which represents the ratio of the amount of the Investor
       Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original
       denomination of the Certificateholders Certificate by the Pool Factor.                             0.97925925



                                          THE CHASE MANHATTAN BANK USA, N.A.
                                          Servicer

                                          By:_________________________
                                          Name: Patricia Garvey
                                          Title: Vice President


[CHASE LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
--------------------------------------------------------------------------------